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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2003

Lone Star Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12881 (Commission File Number)	75-2085454 (IRS Employer Identification No.)

15660 North Dallas Parkway
Suite 500
Dallas, Texas 75248
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)
  Financial Statements of Business Acquired.

        Not applicable.

  (b)
  Pro Forma Financial Information.

        Not applicable.

  (c)
  Exhibits.

  99.1
  Press Release dated July 8, 2003, with respect to Lone Star's preliminary financial results for quarter ended June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE (Information furnished in this Item 9 is furnished under Item 12).

        In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

        On July 8, 2003 Lone Star Technologies, Inc. ("Lone Star") issued a press release (the "Press Release") with respect to its preliminary financial results for the quarter ended June 30, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.
By:	/s/ ROBERT F. SPEARS Robert F. Spears, Vice President, General Counsel and Secretary

Date: July 8, 2003

INDEX TO EXHIBITS

Item Number	Exhibit
99.1	Press Release dated July 8, 2003, with respect to Lone Star's preliminary financial results for quarter ended June 30, 2003.

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  ITEM 9. REGULATION FD DISCLOSURE (Information furnished in this Item 9 is furnished under Item 12).
SIGNATURES
INDEX TO EXHIBITS